Item 19. Exhibits (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report of the Jetstream Venture Fund (the “Fund”), on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Douglas J. Sylvester, Principal Executive Officer of the Fund, does hereby certify, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Douglas J. Sylvester
Douglas J. Sylvester
Principal Executive Officer

Date:	December 5, 2025

A signed original of this written statement required by Section 906 has been provided to the Jetstream Venture Fund and will be retained by the Jetstream Venture Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report of the Jetstream Venture Fund (the “Fund”), on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Gordon Jones, Principal Financial Officer of the Fund, does hereby certify, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Gordon Jones
Gordon Jones
Principal Financial Officer

Date:	December 5, 2025

A signed original of this written statement required by Section 906 has been provided to the Jetstream Venture Fund and will be retained by the Jetstream Venture Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.